                                                                   EXHIBIT 10.45

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LESSOR       GENERAL ELECTRIC CAPITAL CORPORATION        Supplier:                                  MASTER LEASE AGREEMENT
                                                         LUCENT TECHNOLOGIES, INC.

LESSEE        HIGH SPEED ACCESS CORP.                PLACE OF INCORPORATION:        CONTACT    David Richardson
                                                     Delaware

                                                                                    TITLE      Director of Finance

ADDRESS                                                         TELEPHONE NUMBER     FACSIMILE NUMBER    MASTER LEASE AGREEMENT NO.
[10300 Ormsby Park Place, Suite 405]                                                                      6885116-001
[4100 East Mississippi Avenue]                                  502-420-7454           502-420-7451

CITY                    COUNTY/PROVINCE      STATE/COUNTRY      ZIP CODE     CORPORATION   PROPRIETORSHIP   PARTNERSHIP    OTHER
[Louisville]                                 [KY]               [40223]          [X]            [ ]            [ ]           [ ]
[Denver]                                     [CO]               [80246]

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                   TERMS AND CONDITIONS (THE FOLLOWING 10 PAGES, THE DEFINITIONS ANNEX AND THE FINANCIAL COVENANTS
               AND REPORTING REQUIREMENTS ANNEX CONTAIN TERMS AND CONDITIONS WHICH ARE ALSO A PART OF THIS AGREEMENT)
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         1. LEASE: Subject to the terms of this Agreement, from the Closing Date to August 31, 2001, Lessor shall purchase and lease to Lessee, at Lessee's request, certain telecommunications network and data transmission equipment and related products and services ("Equipment") described in any Equipment Schedule
("Schedule") executed from time to time by Lessor and Lessee that makes reference to this Master Lease Agreement ("Agreement"), up to a maximum aggregate purchase price of $25,000,000. This Agreement shall be incorporated into each Schedule. When computer programs and related documentation are furnished with the Equipment, and a non-exclusive license and/or sublicense
(collectively, "Software") is granted to Lessee in an agreement ("Supplier
Agreement") with the Suppliers identified on a Schedule, Lessor, to the extent permitted, grants Lessee a similar non-exclusive sublicense to use the Software only in conjunction with the Equipment for so long as the Equipment is leased hereunder. The Equipment and Software include, but are not limited to, all additions, attachments and accessions thereto and replacements thereof
(collectively, "System"). Any reference to "Lease" shall mean with respect to each System, this Agreement, a Schedule, an Acceptance Certificate, any riders, amendments and addenda thereto including the Financial Covenant and Reporting
Requirements Annex and the Definitions Annex, both of which are attached hereto and made a part hereof, and any other documents as may from time to time be made a part thereof. Terms not defined herein shall have the meanings set out in any
Schedule.

         2. PRICE OF SYSTEM: The "Price" of each System shall be as set forth in the Schedule, and shall exclude all other costs, including sales or other taxes included in the Supplier Agreement as part of the purchase price, unless approved by Lessor. The Price may be amended as set forth in a Lease. All Systems must be obtained from the Supplier or provided through its approved OEM arrangement, including its subsidiaries and affiliates, and other Suppliers approved by Lessor. The amount of the Price attributable to freight, installation, maintenance and other services subject to a Lease shall not exceed an amount equal to twenty percent (20%) of the Price relative to the Lease.

Lessee shall pay all reasonable fees, charges and expenses of Lessor (including, without limitation, the reasonable fees, charges and expenses of Lessor's counsel) arising in connection with the structuring of this Agreement and all Leases contemplated herein and in connection with the negotiation, drafting, preparation, execution and/or delivery of this Agreement and any Schedules and all related documents regardless of the commencement of any Lease; provided however, if this Agreement or any Lease is not consummated by Lessor other than as a result of Lessee's failure to satisfy all conditions precedent, Lessor shall bear the associated costs. Lessee shall also pay all closing costs including reasonable legal fees and charges, as well as stamp or other recording costs and related taxes or charges, filing fees, costs and expenses of Lessor.

         3. CONDITIONS PRECEDENT TO CLOSING: The "Closing Date" is the date upon which all of the following conditions precedent are met to Lessor's reasonable satisfaction or waived by Lessor:

                  (a) Lessee and Lessor shall have executed this Agreement and other documentation contemplated herein.

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EXCEPT AS OTHERWISE PROVIDED IN SECTION 3 OF THIS AGREEMENT AND SECTIONS 3 AND 8 OF A SCHEDULE, ANY MODIFICATIONS, AMENDMENTS
OR WAIVERS TO A LEASE SHALL BE EFFECTIVE ONLY IF MUTUALLY AGREED UPON IN A WRITING, DULY EXECUTED BY AUTHORIZED REPRESENTATIVES OF
THE PARTIES.
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GENERAL ELECTRIC CAPITAL CORPORATION                            HIGH SPEED ACCESS CORP.

BY /s/ General Electric Capital Corporation                     BY /s/ High Speed Access Corp.
   --------------------------------------------------------        --------------------------------------------------------
                   AUTHORIZED REPRESENTATIVE                                      AUTHORIZED REPRESENTATIVE

PRINT NAME                                                            PRINT NAME
           ---------------------------------------------                         ---------------------------------------------

TITLE                               DATE                              TITLE                               DATE
      ------------------------           ----------------                   ------------------------           ----------------
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                  (b) Lessor shall have received a copy of the detailed business plan of Lessee certified as being true and complete in the forms of the
         HSAC 10-year Model Version 5-6 dated July 2000 and the VOIP Model 2.7 dated April 2000 as previously delivered to Lessor.

                  (c) Lessor shall have received a certificate of Lessee in form and substance satisfactory to Lessor and signed by a responsible officer of Lessee, attaching (where appropriate) and certifying as true and complete (i) copies of all corporate documents of Lessee (ii) copies of board minutes showing that all action taken by Lessee relative to this Agreement, and the other Lease Documents have been duly authorized;
         (iii) the names, true signatures and incumbency of the responsible officers of Lessee authorized to execute and deliver this Agreement, any Schedule and the other Lease Documents, and (iii) copies of each of the Operating Agreements.

                  (d) Lessor shall have received from Lessee a certificate certifying that (i) all representations and warranties set out in
         Section 13 are true and correct as at the date of such certificate,
         (ii) there has not been any material adverse change in Lessee's business, operations or financial condition since December 31, 1999, and (iii) no Event of Default or event which, with the giving of notice or passage of time or both would constitute an Event of Default, has occurred or is continuing.

                  (e) Lessee shall execute and deliver to Lessor any UCC financing statements requested by Lessor.

                  (f) Lessor shall have received certificates of insurance required by Section 16.

                  (g) Lessor shall have received an Opinion of Counsel from Lessee's counsel in Delaware and New York with respect to such matters as Lessor may request and regulatory opinions or opinions of counsel in the District of Columbia, Kentucky and Colorado which confirms that Lessee has all licenses and permits necessary for Lessee to carry on its business in the jurisdictions of its major operations. Lessor shall have received an Opinion of Counsel from Lessee's counsel in the state where Lessee's chief executive offices are located as to the perfection of Lessor's security interests that would be perfected under the laws of such state.

                  (h) Lessor shall have received agreements in the form of the Cable Companies Annex to this Agreement, executed by each of the Cable Companies.

                  (i) If applicable, Lessor shall have received waivers in form and substance satisfactory to Lessor, signed by each party (other than the Cable Companies), if any, with an interest in the real property where the Equipment will be located, confirming, inter alia, Lessor's title to the Equipment and that no liens shall attach thereto by reason of any act or omission of such other party.

                  (j) For each Material Subsidiary of Lessee, Lessor shall have received (i) a Guaranty signed by such Material Subsidiary ("Guarantor"), (ii) an Opinion of Counsel to Guarantor in the jurisdiction of its incorporation and New York with respect to such matters as Lessor may request, (iv) a certificate in form and substance satisfactory to Lessor and signed by a responsible officer of

         Guarantor, attaching (where appropriate) and certifying as true and complete (A) copies of all corporate documents of Guarantor, (B) copies of board minutes showing that all action taken by Guarantor relative to the Guaranty has been duly authorized, (C) the names, true signatures and incumbency of the responsible officers of Guarantor authorized to execute and deliver the Guaranty, and (D) a copy of Guarantor's most recent financial statements.

                  (k) Lessor shall have received all other documents, instruments, certifications, reports, and proceedings which Lessor shall reasonably request.

All of the foregoing shall be in a form and substance satisfactory to Lessor and its counsel.

         4. CONDITIONS PRECEDENT TO EACH LEASE: The following conditions must be met to Lessor's satisfaction prior to Lessor's purchase and lease of any Equipment and sublicense of any Software pursuant to a Lease:

                  (a) Lessee shall have executed and delivered to Lessor a fully executed Schedule and an Acceptance Certificate with respect to such Schedule no later than August 31, 2001.

                  (b) Lessor shall have received from Lessee a certificate certifying (i) all matters certified in the certificate delivered pursuant to Section 3(c) remain true and correct and all agreements and documents attached thereto remain true and complete copies; (ii) all representations and warranties set out in Section 13 are true and correct as at the date of such certificate; (iii) no Event of Default or event which, with the giving of notice or passage of time or both, would constitute an Event of Default has occurred or is continuing; and
         (iv) compliance with paragraph 1 and, once applicable, paragraph 2 of the Financial Covenants and Reporting Requirements Annex (and attaching to such certificate evidence of such compliance). If changes in circumstances arising after the date of this Agreement prevent Lessee from so certifying, Lessee shall attach to such certificate an updated Disclosure Annex identifying and explaining such changes, and Lessor shall have no obligation to purchase and lease the Equipment or sublicense the Software unless such changes are acceptable to Lessor in its sole discretion.

                  (c) Prior to entry into a proposed Schedule in respect of which the Price payable thereunder when aggregated with the Price payable under all Schedules entered into prior to such Schedule exceeds $10,000,000, Lessee shall demonstrate to the satisfaction of Lessor that during the Rolling Twelve Month Period ending most recently prior to the proposed date of such Schedule, Lessee shall have achieved the minimum consolidated EBITDA required for such Reporting Date on the Financial Covenants and Reporting Requirements Annex.


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                  (d) Lessor, in its reasonable opinion shall determine that there has not been a material adverse change in the Lessee's business, operations or financial condition since the date specified in Section 3(d).

                  (e) No Event of Default or no event which, with the giving of notice or passage of time or both would constitute an Event of Default shall have occurred and be continuing under any Lease.

                  (f) Lessor shall have received an Opinion of Counsel from Lessee's counsel in each state where the Installation Sites or staging areas for the Lease are located as to the perfection of Lessor's security in the Systems to be located in such state. If applicable, Lessor shall have received an Opinion of Counsel from Lessee's counsel in the state where in which Lessee was organized as to the perfection of Lessor's security interests that would be perfected under the laws of such state.

                  (g) Landlord's waiver in form and substance satisfactory to Lessor if Equipment is to be delivered and installed in locations in respect of which a Landlord's waiver has not previously been delivered to Lessor hereunder.

                  (h) Lessee shall have paid to Lessor an amount equal to the Default Reserve and undertaken all acts requested by Lessor in connection with perfecting Lessor's interest therein.

                  (i) Lessor shall receive UCC financing statements, insurance certificates, secretary certificates and all other documents, instruments, certifications, reports, and proceedings which Lessor shall reasonably request.

All of the foregoing shall in form and substance be reasonably satisfactory to Lessor.

         5. ASSIGNMENTS BY LESSEE: Upon Lessee's execution of a Schedule relative to a Lease, Lessee assigns to Lessor its rights to receive title to the Equipment and any non-exclusive sublicense to use the Software described in the Supplier Agreement as of the day the System is delivered to the Installation Site set forth in the applicable Schedule but no other right or any warranty thereunder. In consideration of such an assignment and subject to the terms and conditions herein, Lessor agrees to pay to the Supplier the Price for the System set forth in the Schedule, but not to perform any other obligation under the Supplier Agreement. Unless Lessee exercises its Purchase Option as set forth in the applicable Schedule, Lessee hereby assigns to Lessor all of Lessee's then-remaining rights pursuant to the applicable Supplier Agreement effective upon the termination or expiration of the Term (as set forth in the applicable Schedule) for any reason.

         6. TERM, RENEWAL AND EXTENSIONS: If all other conditions precedent to a Lease have been met, the Term for the System described on each Schedule shall commence on the date Lessee accepts the System as set forth in an Acceptance Certificate ("Commencement Date"), and continue for thirty-six (36) whole months ("Initial Term"), the first such full month commencing on the first day of the month following the Commencement Date (or commencing on the Commencement Date if such date is the first day of the month). On the expiration date of the Initial Term, the Lease shall be automatically renewed for a six-month period ("Renewal Term") unless, by giving written notice to Lessor three (3) months prior to the expiration date ("Notification Date"), the Lessee elects to terminate the Lease or Lessor and Lessee agree to a specific extension of the Lease. At least fifteen (15) days but not more than thirty (30) days prior to the Notification Date, Lessor shall give Lessee written notice reminding Lessee of the existence of the preceding Lease provision. After the Renewal Term the Lease shall be automatically extended on a month-to-month basis until either party gives the other not less than thirty (30) days prior written notice of its intention to terminate the Lease. Any renewals and extensions shall be on the same terms and conditions as during the Initial Term and, for the avoidance of doubt, the Rent payable shall be that specified with respect to the final month of the Initial Term.

         7. RENT, PAYMENT, APPLICATION OF FEE, AND LATE CHARGES: The Rent set forth in a Schedule is determined by multiplying the Lease Rate Factor set forth in the Schedule by the Price set forth in the Schedule. Until each Lease commences the Lease Rate Factor shall be increased or decreased based upon changes from June 29, 2000 of 6.32% until the Commencement Date for each Lease in the Treasury Yield. Such Treasury Yield as of June 29, 2000, was 6.32%. For every 25 basis points of increase or decrease (rounded downward to the nearest whole 25 basis point increment or decrement) in the Treasury Yield, the Lease Rate Factor shall be increased or decreased by an adjustment factor of
 .00013159, and the monthly Rent payment shall be adjusted accordingly. Rent may be further adjusted pursuant to the terms of a Lease.

Lessee shall pay to Lessor all Rent during the Term of the Lease plus such additional amounts as are due Lessor under the Lease. Rent shall be paid as designated in the applicable Schedule in advance on the first day of each Payment Period ("Rent Payment Date"). If the Commencement Date is not the first day of a calendar month, Lessee shall pay to Lessor, on demand, interim Rent prorated daily based on a 360-day year for each day from and including the Commencement Date to and including the last day of such month or other Payment Period.

If the Price to be paid to the Supplier is decreased as a result of a JCO" prior to the commencement of a Lease, Lessee authorizes Lessor to adjust the Price and the Rent using the same Lease Rate Factor. If the price charged by Supplier for the System is increased as a result of a JCO, and such increase is within 10% of the Price and prior to the date set out in Section 4(a) hereto and Section 4(c) would not by reason of any increase become applicable (unless evidence satisfactory to Lessor is provided of Lessee's compliance therewith) and the events described in Sections 4(d) and (e) hereof have not occurred, Lessee authorizes Lessor to increase the Price to reflect the JCO and adjust the Rent using the same Lease Rate Factor. If the Commencement Date occurs after the date set out in Section 4(a), and Lessor waives the condition precedent that the Commencement Date occur on or before such date, Lessor's then-current Lease Rate Factor for similar transactions shall apply and Lessee authorizes Lessor to adjust the Rent accordingly.

Whenever any payment of Rent or other amount is not made within ten (10) days after the date when due, Lessee agrees to pay (as a fee to offset Lessor's collection and administrative expenses), the greater of twenty-five dollars ($25.00) or five percent (5%) of each such overdue amount, but not exceeding the lawful maximum, if any. All payments shall be payable to Lessor in U.S. dollars at Lessor's address set forth in Section 11 of the Schedule or such other place as Lessor directs in writing.

         8. DELIVERY: All transportation, delivery and installation costs (unless included in the Price) are the sole responsibility of Lessee. As between Lessee and Lessor, Lessee assumes all risk of loss and damage if the Supplier fails to deliver or delays in the delivery of any System, or if any System is unsatisfactory for any reason.

         9. NET LEASE: Lessee's obligations under each Lease are absolute, unconditional and non-cancelable and shall not be subject to any delay, reduction, setoff, defense, counterclaim or recoupment for any reason including any failure of any System, or any misrepresentation of any supplier, manufacturer, installer, vendor or distributor. Lessor is not responsible for the delivery, installation, maintenance or operation of any System.

         10. SUPPLIER AND THIRD PARTY WARRANTIES: Except as set forth in Section 5, Supplier and other third-party warranties, if any, remain with Lessee. Lessee agrees to pursue any warranty claim directly against such third party and shall not pursue any such claim against Lessor. Lessee shall continue to pay Lessor all amounts payable under any Lease under any and all circumstances.

         11. QUIET ENJOYMENT: Lessor shall not interfere with Lessee's quiet enjoyment and use of the System during the Term if no Event of Default has occurred and is continuing.

         12. TAXES AND FEES: Lessee shall promptly reimburse Lessor as additional Rent, or shall pay directly, if so requested by Lessor, all license and registration fees, sales, use, personal property taxes and all other taxes and charges imposed by any federal, state, or local governmental or taxing authority, relating to the purchase, ownership, leasing, or use of the System during the Term or the Rent whether such taxes are assessed against Lessor or Lessee excluding, however, all taxes computed upon the net income of Lessor.

         13. REPRESENTATION AND WARRANTIES: In addition to the other representations and warranties contained in any Lease or other instrument, agreement, report, certification or other document delivered by Lessee to Lessor, Lessee hereby represents and warrants to Lessor as follows:

                  (a) Lessee is a duly organized corporation, validly existing and in good standing under the laws of the state of its formation. Lessee is duly qualified to do business and is in good standing in any jurisdiction in which it is conducting business.

                  (b) Lessee has all requisite right, power and authority to execute and deliver to perform its obligations under this Agreement, any Lease entered into pursuant to this Agreement and all related Lease documents (collectively, "Lease Documents"). Lessee's execution, delivery and performance of the Lease Documents have been duly and validly authorized by all necessary proceedings on the part of Lessee.

                  (c) All Lease Documents have been or will be duly and validly executed and delivered by Lessee and constitute, or when executed and delivered will constitute, the legal, valid and binding obligations of Lessee enforceable in accordance with the terms hereof and thereof, except as limited by bankruptcy, insolvency, reorganization or other similar laws or equitable principles.

                  (d) No authorization, consent, approval, license, exemption or other action by, and no legislation, qualification, declaration or filing with any Governmental Authority is or will be necessary in connection with the execution and delivery of the Lease Documents, consummation of the transactions herein contemplated, performance of or compliance by Lessee with the terms and conditions hereof or thereof or the legality, validity and enforceability hereof or thereof where the failure to obtain such consent could reasonably be expected to have a Material Adverse Effect.

                  (e) The execution and delivery of the Lease Documents, the consummation of the transactions contemplated herein and the performance of or compliance with the terms and conditions hereof or thereof by Lessee do not and will not (i) violate any applicable law including any rule, order, injunction, writ, decree or award; (ii) conflict with or result in the termination of or a material breach of or a default under any governing document of Lessee or any agreement or instrument to which Lessee is a party or by which Lessee or its properties is bound, including, without limitation, the Operating Agreements; or (iii) result in the creation or imposition of any lien upon any property (now owned or hereafter acquired) of Lessee except as otherwise contemplated by this Agreement and any Schedule hereto.

                  (f) Lessee has furnished to Lessor audited financial statements for the period ending December 31, 1999, and, if applicable, the related statements of income and retained earnings and cash flow for the fiscal period then ended. Such financial statements (including the notes thereto) present fairly the financial condition of Lessee and its Subsidiaries (if any) on a consolidated basis as of the end of such fiscal period and the results of its operations and the cash flow for the fiscal period then ended, all in conformity with GAAP applied on a basis consistent with that of the preceding fiscal period. The projections in the form of the business plan referred to in Section 3(b) and pro forma financial statements delivered by Lessee to Lessor in July 2000 were prepared in good faith, based on reasonable assumptions. From May 3, 2000, the business of Lessee has been conducted only in the ordinary and usual course, consistent with past practices, and there has been no material adverse change in the business, operations or financial condition of Lessee, individually, or Lessee and its Subsidiaries taken as a whole.

                  (g) No event has occurred and is continuing and no condition exists which would constitute an Event of Default. Lessee is not in violation of any term of its organization documents. No default or event, which with the giving of notice or the passage of time would be a default, has occurred under any of the Operating Agreements or any other material agreement or instruments to which it or any Subsidiary is a party or by which its or any Subsidiary's properties are bound. Lessee has fully and timely performed all its material obligations thereunder. The right, title and interest of the Lessee thereunder is not subject to any defense, offset, counterclaim or claim, and none of the foregoing been asserted or alleged against the Lessee with respect to any of the Operating Agreements and with respect to such other material agreements or instruments except in respect of such defaults, defenses, offsets, counterclaims and claims that would not have a Material Adverse Effect.

                  (h) All authorizations, consents, approvals, and licenses necessary or desirable for the conduct of the business of Lessee and its Subsidiaries, including without limitation certificates of authorization in states where Lessee is providing telecommunications services or allowing the use of the Equipment to provide cable services, have been obtained and are in full force and effect.

                  (i) Except as described on the Disclosure Annex hereto, no suits, actions or proceedings are pending (or, to Lessee's knowledge, threatened) by or before any Governmental Authority against Lessee or any of its Subsidiaries and there is no claim that is or would be subject to disclosure under the AICPA Statement on Contingent Liabilities against or affecting Lessee or any of its Subsidiaries.

                  (j) Lessee has paid all required taxes and discharged its liabilities with respect thereto as and when due except in the case of taxes and liabilities being contested in good faith by appropriate proceedings and in respect of which all appropriate reserves have been made in the accounts of Lessee.

                  (k) Lessee has made and keeps books, records and accounts which are reasonably detailed, and accurately and fairly reflect (or in the case of financial books, records and accounts, fairly present) its transactions and dispositions of its assets.

                  (l) No representation or warranty made by Lessee in any Lease Documents, or any Subsidiary in any Guaranty, and no statement made by Lessee in any financial statement, business plan, certificate, report, exhibit or document furnished by Lessee to Lessor pursuant to or in connection with this Agreement is false or misleading as of the date made in any material respect (including by omission of material information necessary to make such representation, warranty or statement not misleading).

                  (m) Lessee owns or possesses the right to use all patents, trademarks, service marks, trade names, copyrights, know-how, franchises, software and Software licenses, free from restrictions, which are necessary for the operation of its business except where the failure to own or possess the right to use any of the foregoing could not reasonably be expected to have a Material Adverse Effect.

                  (n) The provisions of each Lease are, or will be, when executed and delivered by Lessee, effective to create in favor of Lessor a legal, valid and enforceable security interest in each System and, when the recordings and filings with the appropriate Governmental Authority in the jurisdiction in which the System is from time to time located are made, will create a perfected security interest in all right, title, estate and interest of Lessee in each System subject to each Lease, prior and superior to all other liens, and enforceable against creditors of and purchasers from Lessee and against any owner or purchaser of real property where any of the Systems is or may be located and any present or future creditor obtaining a lien on such real property.

                  (o) The place where records of Lessee concerning the Systems are located is at 10300 Ormsby Park Place, Suite 405, Louisville Kentucky 40223 or 4100 East Mississippi Avenue, Denver, Colorado, 80246.

                  (p) Lessee and its Subsidiaries are in compliance with all environmental laws, regulations, rules, ordinances, permits, orders, and other requirements applicable to Lessee and its Subsidiaries and their respective operations and the real or personal property owned, leased or operated by Lessee and its Subsidiaries, including without limitation, all such laws governing use of real property or the employment, generation, use, storage, disposal or transportation of toxic or hazardous substances or wastes where any non-compliance could reasonably be expected to have a Material Adverse Effect. Lessee has not received notice of, and is not aware of, any violations or alleged violations, or any liability or asserted liability, under any such environmental laws, with respect to Lessee, its Subsidiaries, or their respective businesses or their respective properties where any such violation could reasonably be expected to have a Material Adverse Effect.

                  (q) Vulcan owns, at the date of this Agreement, at least 35% of the stock and other equity interests in the Lessee.

         14. COVENANTS: (a) AFFIRMATIVE COVENANTS. In addition to other covenants set forth herein, Lessee hereby agrees that from the date hereof until all amounts owing to Lessor under all Leases are irrevocably paid in full, Lessee shall keep and perform fully each and all of the following covenants.

                           (i) Lessee shall maintain its existence as a
                  corporation. Lessee shall qualify and remain qualified and in good standing in each jurisdiction in which failure to receive or retain such qualification would have a Material Adverse Effect on the business, operations or financial condition of Lessee individually or Lessee and its Subsidiaries taken as a whole.

                           (ii) Lessee shall comply (and shall procure that its
                  Subsidiaries shall comply) in all respects with all laws and regulations applicable to Lessee, its Subsidiaries, or their respective properties (including, without limitation, any applicable employee benefit law, and tax law, securities law, product safety law, occupational safety or health law, communications and utilities law, environmental protection or pollution control law, and hazardous waste or toxic substances management, handling or disposal law); provided however, Lessee shall not be deemed to be in violation of this Section as a result of any failure to comply if such failure would not result in fines, penalties, injunctive relief or other civil or criminal liabilities or if the failure would not have a Material Adverse Effect.

                           (iii) Lessee shall (and shall procure that its
                  Subsidiaries shall) at all times obtain and maintain in force all authorizations, permits, consents, approvals, licenses, franchises, exemptions and other action by, and all registrations, qualification, designations, declarations and other filings with, any Governmental Authority necessary in connection with execution and delivery of this Agreement, consummation of the transactions herein or therein contemplated, performance of or compliance with the terms and condition hereof or thereof or to ensure the legality, validity and enforceability hereof or thereof or to carry out its business and the business of its Subsidiaries; provided that Lessee shall not be deemed to be in violation of this Section as a result of any failure to comply which would not have a Material Adverse Effect. Without limiting the foregoing, Lessee agrees not to begin providing telecommunications services, or to allow the use of the Equipment to provide cable services, in any state until Lessee has obtained the appropriate certificate of authorization or other authorization required for providers of such services.

                           (iv) Lessee shall pay any required taxes and
                  discharge its liabilities as and when due except for taxes and liabilities being contested in good faith by appropriate proceedings and in respect of which appropriate reserves have been made in the accounts of Lessee.

                           (v) Lessee shall comply in all material respects with
                  the terms of the Operating Agreements and all other material agreements or instruments to which it is a party or by which it or any of its properties are bound.

                           (vi) Lessee shall obtain the written consent of the
                  Lessor prior to the publication or use by Lessee of any advertising, sales promotion, press releases or other publicity matters in which the Lessor's name or logos of the Lessor are mentioned or can be reasonably inferred.

                           (vii) Lessee shall, promptly upon the Lessee becoming
                  aware thereof, give Lessor written notice of the following together with, in each case, a written statement of a responsible officer of Lessee setting forth the details thereof and any action with respect thereto taken or contemplated to be taken by Lessee:

                                    (A) the occurrence of any Event of Default
                           or any event which, with the giving of notice or passage of time or both, would constitute an Event of Default;

                                    (B) any Material Adverse Effect on Lessee,
                           individually or Lessee and its Subsidiaries taken as a whole;

                                    (C) any default by Lessee or any of Vulcan,
                           Marcus or Charter under any of the Operating
                           Agreements; any termination or purported termination thereof; any assignment by any of Vulcan, Marcus or Charter of the Operating Agreements, the Lessee's receipt of any other notice from any of Vulcan, Marcus or Charter with respect to the Operating Agreements as to any event or circumstance that would materially adversely affect the Lessor's interests;

                                    (D) any material default by Lessee or any of
                           its Subsidiaries under any other agreement or instrument to which Lessee or its Subsidiary is a party, or by which Lessee, its Subsidiary, or any of their respective properties may be bound, if such agreement or instrument or the consequences of such default would result in a Material Adverse Effect;

                                    (E) any lien asserted against any of the
                           Systems, any material change in the composition of the Systems, or the occurrence of any other event which would have a material adverse effect on the value of the System or on Lessor's interest therein;

                                    (F) any material change in (including a
                           termination of or default under) the Supplier Agreement by and between Lessee and Lucent Technologies Inc.; and

                                    (G) Within 15 days thereof, the
                           establishment or acquisition of any Material
                           Subsidiary of the Lessee or a Subsidiary of Lessee becoming a Material Subsidiary or the acquisition or purchase of all or substantially all of the business, assets, customers or operations of any other entity.

                           (viii) Lessee shall, after the establishment or
                  acquisition of a Material Subsidiary of the Lessee or a Subsidiary becoming a Material Subsidiary, if so requested by Lessor, deliver to Lessor a Guaranty duly executed by such Subsidiary. If requested by Lessor, Lessee shall cause the Subsidiary to also deliver an opinion of counsel of the Subsidiary's legal counsel.

         (b) NEGATIVE COVENANTS. In addition to the other negative covenants set forth herein, Lessee hereby agrees that from the date hereof until all amounts owing to Lessor under all Leases are irrevocably paid in full, Lessee shall keep and perform fully each and all of the following covenants.

                           (i) Lessee shall not terminate any Supplier Agreement
                  prior to the date set out in Section 4(a).

Lessee shall not change its name or without giving Lessor at least thirty (30) days advance written notice of such change, and ensuring that any steps that Lessor may deem necessary to continue the perfection and priority of Lessor's security interest in any System shall have been taken.

Lessee shall not, directly or indirectly, consolidate with or merge with or into, any Person (unless the shareholders of Lessee as of the date hereof shall hold as a group the right to cast at least a majority of the votes of all holders of voting securities of the resulting or surviving Person on any matter on which any such holders of voting securities shall be entitled to vote), without in each case the written prior consent of Lesser, which shall not be unreasonably withheld or delayed.

                           (iv) Lessee shall not change the fiscal year end of
                  Lessee from [December 31], except with the prior written consent of Lessor, which consent shall not be unreasonably withheld or delayed.

                           (v) Lessee shall not amend, restate or otherwise
                  modify, or violate any terms of, its organizational documents without the prior written consent of Lessor, which consent will not be unreasonably withheld or delayed.

                           (vi) Lessee shall not amend, restate or otherwise
                  modify, directly or indirectly, or violate any terms of any of the Operating Agreements without the prior written consent of Lessor, which consent shall not be unreasonably withheld or delayed.

                           (vii) Lessee shall not enter into any agreements,
                  transaction, or arrangements (other than the Operating Agreements) with any Affiliate of Lessee without the prior written consent of Lessor, such consent not to be unreasonably withheld. Lessee shall not engage in any other transaction or series of transactions with or for the benefit of any Affiliate of Lessee except for (A) transactions that are on terms no more favorable to such Affiliate than would have been obtainable in an arm's length transaction with a Person who is not an Affiliate or (B) other transactions for which Lessee has delivered to Lessor at least thirty (30) days before such transaction a written notice, describing the proposed transaction in reasonable detail, and Lessor has not delivered a written objection to Lessee within twenty (20) days after Lessor's receipt of such notice.

                           (viii) Lessee shall not enter into any new business
                  (other than the telecommunications business) or make any material change in any of Lessee's business objectives, purposes and operations from those contemplated in the business plan dated June 2000 without Lessor's prior written consent, which will not be unreasonably withheld.

         15. DISCLAIMER OF WARRANTIES AND DAMAGES: LESSEE ACKNOWLEDGES THAT (A) THE SIZE, DESIGN, AND CAPACITY OF EACH SYSTEM AND THE MANUFACTURER AND SUPPLIER THEREOF HAVE BEEN SELECTED BY LESSEE; (B) LESSOR IS NOT A MANUFACTURER, SUPPLIER, DEALER, DISTRIBUTOR OR INSTALLER OF ANY SYSTEM; (C) NO MANUFACTURER OR SUPPLIER OR ANY OF THEIR REPRESENTATIVES IS AN AGENT OF LESSOR OR AUTHORIZED TO WAIVE OR ALTER ANY TERM OR CONDITION OF ANY LEASE; AND (D) EXCEPT FOR LESSOR'S WARRANTY OF QUIET ENJOYMENT SET FORTH IN SECTION 11, LESSOR HAS NOT MADE, AND DOES NOT HEREBY MAKE, ANY REPRESENTATION, WARRANTY OR COVENANT, WRITTEN OR ORAL, STATUTORY, EXPRESS OR IMPLIED, AS TO ANY MATTER WHATSOEVER INCLUDING, WITHOUT LIMITATION, THE DESIGN, QUALITY, CAPACITY, MATERIAL, WORKMANSHIP, OPERATION, CONDITION, MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE, HIDDEN OR LATENT DEFECTS, OR AS TO ANY PATENT, COPYRIGHT OR TRADEMARK INFRINGEMENT. AS BETWEEN LESSEE AND LESSOR, LESSEE LEASES EACH SYSTEM "AS IS, WHERE IS."

LESSOR SHALL HAVE NO LIABILITY TO LESSEE OR ANY THIRD PARTY FOR ANY SPECIAL, DIRECT, INDIRECT, INCIDENTAL OR CONSEQUENTIAL DAMAGES OF ANY SORT INCLUDING, WITHOUT LIMITATION, DAMAGES FOR PERSONAL INJURY, LOSS OF PROFITS OR SAVINGS, LOSS OF USE, OR ANY OTHER DAMAGES, WHETHER BASED

ON STRICT LIABILITY OR NEGLIGENCE, WHETHER RESULTING FROM USE OF A SYSTEM OR OTHERWISE, EXCEPT FOR DIRECT, SPECIFIC DAMAGES FOR LESSOR'S BREACH OF A LEASE OR FOR PERSONAL INJURY OR PROPERTY DAMAGE TO THE EXTENT CAUSED BY LESSOR'S GROSS NEGLIGENCE OR WILLFUL MISCONDUCT.

ARTICLE 2A OF THE UCC MAY APPLY TO A LEASE AND LESSEE MAY HAVE CERTAIN RIGHTS THEREUNDER. IF SO, LESSEE ACKNOWLEDGES THAT SUCH A LEASE IS A FINANCE LEASE AS DEFINED IN UCC SECTION 2A-103. TO THE EXTENT PERMITTED BY LAW, LESSEE HEREBY WAIVES, BUT NOT WITH REGARD TO ANY SUPPLIER AND THEIR SUCCESSORS AND ASSIGNS, ANY RIGHTS OR REMEDIES LESSEE MAY HAVE AGAINST LESSOR UNDER UCC SECTIONS 2A-508 THROUGH 522 INCLUDING, WITHOUT LIMITATION, RIGHTS OF REJECTION, REVOCATION, CANCELLATION, RETENTION OF SECURITY INTERESTS, AND RECOVERY FOR BREACH OF WARRANTY.

         16. INSURANCE: At its expense, Lessee shall keep each System insured against all risks of loss and damage for an amount equal to the installed replacement cost of such System with Lessor named as a loss payee. Lessee shall also maintain comprehensive general liability insurance, with Lessor named as an additional insured. All insurance policies shall be with an insurer having a rating of "B+" or better by A.M. Best Company, Inc., and be in such form, amount and deductibles as are reasonably satisfactory to Lessor. Each such policy must state by endorsement that the insurer shall give Lessor not less than thirty
(30) days prior written notice of any amendment, renewal or cancellation thereof as it relates to a Lease or a System. Lessee shall, upon request, furnish to Lessor satisfactory evidence that such insurance coverage is in effect. Lessee may self insure for such coverages only with Lessor's prior written consent.

         17. CASUALTY: If any System, in whole or in part, is lost, stolen, damaged or destroyed, or is taken in any condemnation or similar proceeding (an "Event of Loss"), Lessee shall notify Lessor in writing within ten (10) days of such Event of Loss. Lessee shall, at its option (a) promptly place the affected Equipment and Software in good condition and working order, (b) promptly replace the affected item with like equipment or software in good condition and transfer clear title and any sublicense to Lessor, or (c) pay to Lessor, within thirty
(30) days of the Event of Loss, an amount equal to the SLV for such affected Equipment or Software plus any other unpaid amounts then due under the Lease. If an Event of Loss occurs as to part of a System for which the SLV is paid, a prorata amount of Rent shall abate from the date the SLV payment is received by Lessor. Upon payment of the SLV, title to the applicable Equipment and the sublicense to the applicable Software shall pass to Lessee with no warranties, subject to the rights, if any, of the insurer.

If Lessor receives any insurance proceeds and Lessee elects not to repair or replace, Lessor shall apply such proceeds toward the payment of the SLV with any remaining sums to be delivered to Lessee.

         18. INDEMNITY: Lessee shall indemnify Lessor against, and hold Lessor harmless from, and covenants to defend Lessor against, any and all losses, claims, liens, encumbrances, suits, damages, and liabilities (and all costs and expenses including, without limitation, reasonable attorneys' fees) related to the Lease including, without limitation, the selection, purchase, delivery, ownership, condition, use, operation of a System, or violation of a Software sublicense, or arising by operation of law (excluding any of the foregoing to the extent caused by the gross negligence or willful misconduct of Lessor). Lessee shall assume full responsibility for or, at Lessor's sole option, reimburse Lessor for the defense thereof. This Section shall survive the termination of the Lease but not longer than the applicable statute of limitations.

         19. TAX INDEMNITY: The Lease is entered into based upon the assumptions ("Assumptions") that for federal, state, and local income tax purposes, Lessor, as owner of each System, shall be entitled to deduct, at the highest marginal rate of tax imposed on corporations, the maximum depreciation or cost recovery allowances provided in the Internal Revenue Code of 1986, as amended, and under state and local law in effect on the date Lessee executes the applicable Schedule. If, in its reasonable opinion, Lessor determines that its net after-tax economic yield or after-tax cash flow ("Net Economic Return") has been adversely affected as a result of a change in the Assumptions (a "Loss"), Lessee agrees to pay to Lessor an amount which will cause Lessor's then Net Economic Return to equal the Net Economic Return that Lessor would have received had such Loss not occurred. Lessee shall have no right to inspect the tax returns of Lessor.

         20. DEFAULT: Any of the following shall constitute an Event of Default:
(a) Lessee fails to pay any Rent or other amount when due under a Lease that is not paid within ten (10) days of such failure; (b) a breach of any terms of any Guaranty has occurred, (c) any representation or warranty made by Lessee herein or in any Lease, or by any of Lessee's Subsidiaries in any Guaranty or any other related document or any statement made by Lessee or any Subsidiary of Lessee in any financial statement, certificate, report, exhibit or document furnished by Lessee to Lessor pursuant to this Agreement or any Guaranty proves to have been untrue, incomplete, false or misleading in any material respect as of the time when made or repeated (including by omission of material information necessary to make such representation, warranty or statement not misleading) and such untruth, incompleteness, falsity, misleading statement or omission is not corrected or remedied to the satisfaction of Lessor within thirty (30) days after the giving or repeating of such representation or warranty; (d) Lessee defaults in the performance or observance of any indemnification or covenant contained herein or in any Lease and such default continues for a period of thirty (30) days thereafter; (e) Lessee attempts to make a Transfer without Lessor's prior written consent; (f) Lessee dissolves or ceases to do business as a going concern; (g) Lessee sells, transfers or otherwise disposes of, in one or a series of transactions, all or a material portion of its assets, whether now owned or hereafter acquired, or the percentage ownership of the stock and other equity interests of the Lessee beneficially owned by Vulcan is less than 25%, or a Change in Control with respect to the Lessee occurs, or Lessee enters into any transaction which constitutes a Change in Control without Lessor's prior written consent; (h) Lessee or any other Subsidiary of Lessee becomes insolvent, makes an assignment for the benefit of creditors, files a voluntary petition or has an involuntary petition filed or action commenced against it under the United States Bankruptcy Code or any similar federal or state law and in respect of an involuntary petition such petition is not dismissed on or before 30 days after the filing thereof; (i) Lessee fails to perform its obligations under any other lease or agreement with Lessor after the expiration of any applicable cure or grace periods, (j) a default, or event or condition, which with the notice or lapse of time or both would become an event of default, occurs that gives a creditor of Lessee or any of its Subsidiaries the right to declare an event of default (howsoever defined) and/or accelerate payment with respect of any obligation of Lessee or any of its Subsidiaries for borrowed money (including capitalized or operating lease obligations) in excess of $10,000, or (k) any of the Operating Agreements is or becomes unenforceable or is terminated for any reason whatsoever.

         21. REMEDIES: If an Event of Default has occurred, Lessor shall have the right to exercise one or more of the following remedies set forth below in addition to any other rights and remedies it may have under any Lease and under law. Lessor may (a) terminate and/or declare an Event of Default under any Lease or other agreement with Lessee, (b) recover from Lessee all Rent and any and all amounts then due and unpaid and (c) recover from Lessee all Rent and other amounts to become due, by acceleration or otherwise (plus, if the System is not returned in accordance with Section 9 of the applicable Schedule, an amount equal to the Estimated FMV). The amounts described in subsection (c) shall be present valued using the Discount Rate. The amounts set forth in subsections (b) and (c) above shall be the agreed upon damages ("Lessor's Loss"). Lessor may also charge Lessee interest on Lessor's Loss from the date of the Event of Default until paid at the rate of one and one-half percent (1 1/2%) per month, but in NO event more than the maximum rate permitted by law ("Default Rate"); demand the Lessee return any System to Lessor in the manner provided in Section 9 of the Schedule; and take possession of, render unusable, or disable any System wherever located, with or without demand or notice or any court order or any process by law.

Upon repossession or return of a System, Lessor shall have the right to sell, lease or otherwise dispose of the System, with or without notice and by public or private sale, and shall apply the proceeds thereof, if any, toward Lessor's Loss but only after deducting from such proceeds (a) in the case of any reletting of the System, the rent due for any period beyond the scheduled expiration of the

Lease; (b) in the case of sale, the Estimated FMV; and (c) all reasonable expenses incurred by Lessor in repossessing, refurbishing and remarketing of the System and in enforcing any remedy including, without limitation, reasonable attorneys' fees and court costs. If the net proceeds available after the permitted deductions are less than Lessor's Loss, Lessee shall pay Lessor any deficiency. No right or remedy is exclusive of any other provided herein or permitted by law or equity. All rights and remedies shall be cumulative and may be enforced concurrently or individually from time to time.

         22. THIRD PARTY CURE RIGHTS: Each of the Cable Companies will have the following "cure rights" as third party beneficiaries under this Agreement. Lessor will give Vulcan, Marcus and Charter at the addresses set out opposite their respective names in the Definitions Annex, 90 days' advance written notice prior to taking possession or control of the Equipment or requiring Lessee to assemble and deliver Equipment to Lessor other than upon expiration of the Term under the applicable Lease. Within ninety (90) days of the date of Lessor's notice to the Cable Companies, respectively, each Cable Company may cure any existing Event of Default and provided all Events of Default are cured within such 90-day period, Lessor will not take possession or control of the same or require Lessee to assemble and deliver the same to Lessor so long as no new Event of Default has occurred and is continuing.

         23. DEFAULT RESERVE: Lessee shall deliver to Lessor a non-refundable default reserve (the "Default Reserve'") in an amount equal to the final three month Rent payments which will be due under each Lease. Notwithstanding any provision to the contrary contained in Section 22 above, Lessor may, without notice to or demand upon Lessee, apply any amounts on deposit in the Default Reserve to satisfy any failure to pay under this Agreement or any Lease. Following any such application of amounts in the Default Reserve by Lessor, Lessee shall, within five (5) days after written notice from Lessor, deliver to Lessor funds sufficient to restore the funds on deposit in the Default Reserve to the amount of the original deposit. Failure to deliver such funds to Lessor shall constitute an Event of Default under this Agreement and the applicable Lease and, subject to the terms of Section 22 above, Lessor shall thereafter have the right to exercise any and all rights and remedies available to Lessor under this Agreement or the applicable Lease. Lessor may apply the amounts on deposit in the Default Reserve to Lessee's rent payment obligations for the final three months of the applicable Term of a Lease. The Default Reserve may be commingled with other funds of the Lessor and shall earn interest if required by law. Lessor may deduct any administrative fee permitted by applicable law from any interest earned on the Default Reserve. Any remaining interest will be applied to the payment of Rent or other amounts owing hereunder.

         24. ASSIGNMENT: Lessor may, without notice to or the consent of Lessee, sell, assign, grant a security interest in, or pledge its interest in all or a portion of a System and/or a Lease and any amounts payable hereunder to any third party

("Assignee"). Lessee shall, if directed, pay all Rent and other amounts due to Assignee free from any claim or counterclaim, defense or other right which Lessee may have against Lessor. Lessor shall be relieved of its future obligations under the Lease as a result of such assignment if Lessor assigns to Assignee its interest in the System and Assignee assumes Lessor's future obligations. WITHOUT LESSOR'S PRIOR WRITTEN CONSENT, LESSEE SHALL NOT ASSIGN, SUBLEASE, TRANSFER, PLEDGE, MORTGAGE OR OTHERWISE ENCUMBER ("TRANSFER") ANY SYSTEM OR ANY LEASE OR ANY OF ITS RIGHTS THEREIN OR OBLIGATIONS THEREUNDER OR PERMIT ANY LEVY, LIEN OR ENCUMBRANCE THEREON. Any attempted non-consensual Transfer by Lessee shall be void ab initio. No Transfer shall relieve Lessee of any of its obligations under a Lease.

         25. JURISDICTION, GOVERNING LAW AND WAIVER OF JURY TRIAL: THIS AGREEMENT AND EACH LEASE SHALL BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK. BOTH PARTIES WAIVE ALL RIGHTS TO A JURY TRIAL TO THE EXTENT PERMITTED BY LAW. Lessee hereby submits for the benefit of Lessor to the jurisdiction of the state and federal courts in the State of New York in connection with all action and proceeding arising under or in connection with any of this Agreement and the Leases.

         26. MISCELLANEOUS: (a) Any failure of Lessor to require strict performance by Lessee, or any waiver by Lessor of any provision of a Lease, shall not be construed as a consent to or waiver of any other breach of the same or of any other provision. (b) If there is more than one Lessee, the obligations of each Lessee are joint and several. (c) Lessee agrees to execute and deliver within ten (10) days of its receipt of a written request therefor, any documents necessary, in Lessor's reasonable opinion, to evidence the intent of a Lease, and/or to protect Lessor's interest in a System. Lessee appoints Lessor as its attorney-in-fact for the sole purpose of executing and delivering any UCC financing statements. (d) If any provision shall be held to be invalid or unenforceable, the validity and enforceability of the remaining provisions shall not in any way be affected or impaired. (e) In the event Lessee fails to pay or perform any obligations under a Lease, upon giving Lessee ten (10) days prior written notice, Lessor may, at its option, pay or perform such obligation. Lessee shall reimburse Lessor for any payment made or expense reasonably incurred by Lessor in connection therewith together with interest thereon accruing until paid at the Default Rate not to exceed the maximum rate permitted by law. (f) Time is of the essence in each Lease. (g) Lessee shall pay Lessor all reasonable costs and expenses, including reasonable attorneys' and collection fees, incurred by Lessor in enforcing the terms and conditions of a Lease or in protecting Lessor's rights and interests in a Lease or a System. (h) LESSOR INTENDS TO COMPLY WITH ALL APPLICABLE LAWS, INCLUDING THOSE CONCERNING THE REGULATION OF INTEREST. Therefore, no lease charge, late charge, fee or interest, if applicable, is intended to exceed the maximum amount permitted to be charged or collected by applicable law. If one or more of such charges exceed such maximum, then such charges will be reduced to the legally permitted maximum charge and any excess charge will be used to reduce the future Rent and/or the Price of the System or refunded. (i) Each Lease may be executed by one or more of the parties on any number of separate counterparts (which may be originals or copies sent by facsimile transmission), each of which counterparts shall be an original. At Lessor's election, any executed Lease document may be transmitted by Lessee to Lessor by facsimile transmission. If Lessor executes that faxed document, the parties intend that the faxed signature of Lessee constitute an original signature and that the faxed document containing the signatures (original or faxed) of the parties is binding on the parties. (j) Unless explicitly otherwise agreed to in a Lease, if Lessee is required to pay Lessor any amount other than Rent or the SLV, Lessee agrees to pay such amounts within ten (10) days of its receipt of an invoice, request and/or demand therefor. (k) Each Lease constitutes the entire agreement between Lessor and Lessee with respect to the subject matter thereof and supersedes all previous writings and understandings between Lessee and Lessor relative to a System and the lease thereof. (l) No agent, employee, or representative of Lessor has any authority to bind Lessor to any representation or warranty concerning any System and, unless such representation or warranty is specifically included in a Lease, it shall not be enforceable by Lessee against Lessor. (m) References to agreements, documents or instruments hereunder shall include, where the context so requires, references to such agreements, documents and instruments as amended, supplemented or varied from time to time (where applicable in accordance with the terms of this Agreement).

LESSOR         GENERAL ELECTRIC CAPITAL CORPORATION

                                                               DEFINITIONS ANNEX
--------------------------------------------------------------------------------
LESSEE         HIGH SPEED ACCESS CORP.                  AGREEMENT NO.

                                                        6885116-001
================================================================================

         Contemporaneously with entering into the Agreement referenced above, Lessor and Lessee hereby agree to the following:

     "Affiliate" means any Person, any second Person directly or indirectly controlling, controlled by, or under common control with that Person, or related to such Person by blood, marriage or adoption. A Person shall be deemed to control another Person if such first person possesses, directly or indirectly, the power to direct, or to cause the direction of, the management and policies of such other Person, whether through ownership of voting securities, by contract or otherwise. "Affiliates" shall also include the Cable Companies.

      "Assumptions" has the meaning set out in Section 19 of the Agreement.

      "Cable Companies" mean Vulcan, Marcus and Charter or, as the context may require, any of them.

      "Capital Lease" means any lease of any property (whether real, personal or mixed) by the Lessee or any Subsidiary of Lessee that, in accordance with GAAP, would be required to be classified and accounted for as a capital lease on a balance sheet of the Lessee or any Subsidiary of Lessee.

      "Capital Lease Obligation" means with respect to any Capital Lease of the Lessee or any Subsidiary of Lessee, the amount of the obligation of the Lessee thereunder that, in accordance with GAAP, would appear on a balance sheet of such Lessee or any Subsidiary of Lessee in respect of such Capital Lease.

      "Change in Control" means for any Person, an occurrence whereupon the shareholders controlling, directly or indirectly, a majority of the voting power of the Stock of such Person as of the Closing Date, fail, in the aggregate, to own or control, directly or indirectly, Stock representing more voting power than any other Person or group, within the meaning of Regulation 13D under the Securities Exchange Act of 1934.

      "Charter" means Charter Communications, Inc, a Delaware corporation, with an address at 12444 Powerscourt drive, St. Louis, MO 63131.

      "Closing Date" has the meaning set out in Section 3 of the Agreement.

      "Commencement Date" has the meaning set out in Section 6 of the Agreement.

      "Default Rate" has the meaning set out in Section 21 of the Agreement.

      "Default Reserve" has the meaning set out in Section 23 of the Agreement.

      "Discount Rate" means five percent (5%) per annum or, if such rate is not permitted by law, then the lowest permitted rate.

      "EBITDA" means, for any period, the sum of consolidated net income
         (excluding extraordinary gains and losses, any income derived from sources which are disputing amounts payable to the

         Lessee or any Subsidiary of Lessee), plus depreciation, amortization, Interest Expense, and provision for income taxes, less Interest Income of Lessee and its Subsidiaries.

      "Equipment" has the meaning set out in Section 1 of the Agreement.

      "Estimated FMV" means, with respect to any Equipment and Software, the Lessor's reasonable estimate of the installed fair market value of the affected Equipment and/or software at the end of the applicable Term.

      "Event of Default" means any of the events set out in Section 20 of the Agreement.

      "Event of Loss" has the meaning set out in Section 17 of the Agreement.

      "GAAP" means generally accepted accounting principles in the United
         States of America (as such principles may change from time to time) applied on a consistent basis (except for changes in application in which Lessee's independent certified public accountants concur), applied both to classification of items and amounts.

      "Governmental Authority" means any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government.

      "Guaranty" means an unconditional, continuing guaranty of payment and performance of all of Lessee's obligations in form and substance satisfactory to Lessor.

      "Initial Term" has the meaning set out in Section 6 of the Agreement.

      "Installation Site" means, with respect to a System or part thereof under a Lease, the meaning set out with respect thereto in the applicable Schedule.

      "Interest Expense" means, for any period, the aggregate amount of interest, interest rate hedging costs and accrued fees (excluding upfront or closing fees) paid or payable during such period by the Lessee, Lessee Parent and its Subsidiaries and any guarantor(s) in respect of Total Debt.

      "Interest Income" means, for any period, the aggregate amount of interest earned during such period on cash, cash equivalents or interest bearing marketable investment grade securities with maturities of three months or less from issue held by the Lessee and its Subsidiaries and any Additional Guarantor free of any claims or encumbrances.

      "JCO" means, with respect to a System, a job change order.

      "Lease" has the meaning set out in Section 1 of the Agreement.

      "Lease Documents" has the meaning set out in Section 13(b) of the Agreement.

      "Lease Rate Factor" means, with respect to a Lease, the meaning set out with respect thereto in the applicable Schedule.

      "Lessor's Loss" has the meaning set out in Section 21 of the Agreement.

      "Loss" has the meaning set out in Section 19 of the Agreement.

      "Marcus" means Charter Cable Operating Company, LLC formerly known as
         Marcus Cable, Inc., a limited liability company duly organized under the laws of Delaware, with an address at 2911 Turtle Creek Blvd., Suite 1300, Dallas TX 75219.

      "Material Adverse Effect" means a material adverse effect on, or material adverse change in, in all cases whether attributable to a single event or an aggregation of circumstances or events, (i) the business, operations, financial condition or prospects of Lessee, individually, or Lessee and its Subsidiaries taken as a whole, (ii) the ability of Lessee to perform its obligations under any Lease, or (iii) Lessor's ability to enforce the rights and remedies granted under any Lease or Lease Document or any Guaranty.

      "Material Subsidiary" means with respect to the Lessee, any Subsidiary of Lesee which is either (a) an obligor of indebtedness or a guarantor of indebtedness of the Lessee or of any Affiliate or other Subsidiary of the Lessee of $100,000 or more; or (b) an entity whose (i) EBITDA or (ii) net assets or (iii) gross assets represent five percent (5%) or more of the combined EBITDA or net assets or gross assets, in each case, of the Lessee and its Subsidiaries on a consolidated basis in all with GAAP.

      "Maximum EBITDA Loss" means, for the first 11 months following the Closing Date, the Maximum Year To Date EBITDA Loss, and for each month thereafter, the Maximum Rolling 12 Month EBITDA Loss.

      "Maximum Monthly EBITDA Loss" means, for any month, a projected monthly
         EBIDTA loss equal to 125% of the corresponding projected EBITDA loss shown on Schedule 1 to the Financial Covenants Annex.

      "Maximum Rolling 12 Month EBITDA Loss" means, for any Rolling 12 Month
         Period, the Maximum Monthly EBITDA Loss for the current month plus the Maximum Monthly EBITDA Loss for each of the preceding 11 months.

      "Maximum Year To Date EBITDA Loss" means, at any time, the cumulative
         Maximum Monthly EBITDA Loss for the current year (commencing from the Closing Date for the first year).

      "Net Economic Return" has the meaning set out in Section 19 of the Agreement.

      "Network Agreement" means the Network Service Agreement dated as of November 25, 1998, and made among Lessee, Charter and Marcus and the Network Service Agreement dated as of May 12, 2000, and made between Lessee and Charter.

      "Notification Date" has the meaning set out in Section 6 of the Agreement.

      "Operating Agreements" means the System Agreement, the Network Agreement and the Programming Agreement or, as the context may require, any one thereof.

      "Payment Period'' means, with respect to a Lease, the meaning set out with respect thereto in the applicable Schedule.

      "Person" means any individual, corporation, limited liability company, partnership, business or other trust, unincorporated association, joint venture, joint-stock company, Governmental Authority or any other entity.

      "Price" has the meaning set out in Section 2 of the Agreement.

      "Programming Agreement" means the Programming Content Agreement dated as of November 25, 1998, and made between Lessee and Vulcan.

      "Ratio of Total Debt to Total Contributed Equity" means (i) Total Debt divided by (ii) Total Contributed Equity.

      "Renewal Term" has the meaning set out in Section 6 of the Agreement.

      "Rent" means, with respect to a Lease, the meaning set out with respect thereto in the applicable Schedule.

      "Rent Payment Date" has the meaning set out in Section 7 of the Agreement.

      "Reporting Date" means each of the dates set out in Schedule 1 to the Financial Covenant and Reporting Requirements Annex.

      "Rolling Twelve Month Period" means the current month end plus the preceding eleven months.

      "Schedule" has the meaning set out in Section 1 of the Agreement.

      "SLV" means, with respect to any Equipment and Software, an amount determined by Lessor to be equal to all future Rent with respect thereto from the last Rent Payment date for which Rent has been paid to the end of the applicable Term plus an amount equal to the Estimated FMV, discounted to present value at the Discount Rate.

      "Software" has the meaning set out in Section 1 of the Agreement.

      "Stock" means all shares, options, warrants, general or limited partnership or membership interests or other equivalents (regardless of how designated) of or in a corporation, partnership, limited liability company or equivalent entity, whether voting or nonvoting, including common stock, preferred stock or any other "equity security" (as such term is defined in Rule 3a11-1 of the General Rules and Regulations promulgated by the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended), but shall not mean any such instruments issued as dividends or accreted value on issued and outstanding equity securities.

      "Subsidiary" means any corporation or other entity that is an Affiliate of such Person and of which shares of stock or equity interests having ordinary voting power with respect to the election of one or more directors or other managers of such corporation are at the time directly or indirectly owned or controlled by such Person (regardless of any contingency which does or may suspend or dilute the voting rights of such class).

      "Supplier" means Lucent Technologies, Inc., and such other entities identified as a supplier in a Schedule acceptable to Lessor.

      "System" has the meaning set out in Section 1 of the Agreement.

      "System Agreement" means the Systems Access and Investment Agreement dated as of August 25, 1998, and made among Lessee, Charter, Marcus and Vulcan.

      "Term" means the Initial Term, any Renewal Term and any extension thereof as provided in the Agreement.

      "Total Contributed Equity" means all cash proceeds received by Lessee from the sale or issuance of its Stock, net of all brokers', underwriter's and advisors' fees and all other costs and expenses, including legal and printing expenses, incurred in connection with any such transaction.

      "Total Debt" means, without duplication, all (i) secured or unsecured indebtedness and guaranties of Lessee and its Subsidiaries plus (ii) liabilities secured by liens on property of Lessee and its Subsidiaries, including Capital Lease obligations, plus (iii) liabilities of Lessee under the Leases.

      "Transfer" has the meaning set out in Section 24 of the Agreement.

      "Treasury Yield" means the three-year Treasury Constant Maturities' yield as reported by the "Federal Reserve Statistical Release" (H. 15 Report).

      "Vulcan" means Vulcan Ventures, Incorporated, a corporation, with an address at 110 110th Avenue NE, Bellevue, Washington 98004.

LESSOR        GENERAL ELECTRIC CAPITAL CORPORATION
                                                           CABLE COMPANIES ANNEX
--------------------------------------------------------------------------------
LESSEE        HIGH SPEED ACCESS CORP.                        AGREEMENT NO.
                                                             6885116-001
================================================================================


FORM OF CABLE COMPANIES AGREEMENT

To:   GENERAL ELECTRIC CAPITAL CORPORATION
      10 Riverview Drive
      Danbury, Connecticut 06810

Ladies and Gentlemen:

We refer to the Master Lease Agreement dated December ___, 2000 (the "Master Lease Agreement") between HIGH SPEED ACCESS CORP ("Lessee") and General Electric Capital Corporation ("Lessor").

We also refer to:

(1) a Network Service Agreement dated as of November 25, 1998, among Lessee, Vulcan Ventures, Inc. ("Vulcan") and Charter Communications, Inc. ("Charter") and a Network Service Agreement dated as of May 12, 2000, between Lessee and Charter (collectively, the "Network Service Agreement").

(2) the Programming Content Agreement dated as of November 25, 1998, between Lessee and Vulcan (the "Programming Agreement").

(3) the Systems Access and Investment Agreement dated as of November 25, 1998, among Lessee, Vulcan, Charter and Marcus Cable, Inc. ("Marcus") (the "Systems Agreement").

Capitalized terms used herein and not otherwise defined shall have the meaning ascribed thereto in the Master Lease Agreement. Vulcan, Charter and Marcus shall sometimes be referred to herein collectively as the "Cable Companies" and individually as a "Cable Company". The Network Service Agreement, the Programming Agreement and the Systems Agreement shall sometimes be referred to collectively as the "Operating Agreements" and individually as an "Operating Agreement".

We understand that Lessor is providing financing to Lessee in respect of equipment and software that will be used by Lessee to provide services to the Cable Companies (including, without limitation, head-end equipment) and that it is a condition precedent to Lessor's agreement to provide such financing that the Cable Companies provide to Lessor the undertakings, agreements and confirmations set out in this Letter. Accordingly, for the benefit of Lessor, each Cable Company, for itself (severally and not jointly) and as to all Operating Agreements to which it is a party, hereby:

1. acknowledges receipt of a copy of the Master Lease Agreement and consents to Lessee's entering into and performing under the Master Lease Agreement and the Leases.

LESSOR        GENERAL ELECTRIC CAPITAL CORPORATION       FINANCIAL COVENANTS AND
                                                         REPORTING REQUIREMENTS
                                                         ANNEX
--------------------------------------------------------------------------------
LESSEE         HIGH SPEED ACCESS CORPORATION                      AGREEMENT NO.
                                                                  [           ]
================================================================================

2. confirms that the terms of the cure rights set out in Section 22 of the Master Lease Agreement (entitled "Third Party Cure Rights") are satisfactory to Cable Company and serve as the non-disturbance agreements referenced in the assignment sections of the Operating Agreements, and, to the knowledge of Cable Company, neither any default nor any right of termination arises under the terms of the Operating Agreements solely by reason of Lessee's entering into the Master Lease Agreement and Leases.

3.   confirms that, to the knowledge of Cable Company, as of the date hereof,
     (a) no default by Lessee exists under the Operating Agreements, and (b) the Cable Company has not assigned any of its rights or obligations thereunder.

4. agrees that the Equipment may be affixed to, or installed upon, premises owned or operated by Cable Company (the "Premises"), but shall remain personal property notwithstanding the manner in which it is affixed or installed.

5. acknowledges that the Equipment is owned by Lessor and not by Lessee, that Cable Company's rights under the Operating Agreements with respect to the Equipment (including any rights with respect to insurance coverage or proceeds) are subject to Lessor's rights under the Master Lease Agreement (subject to Section 22 of the Master Lease Agreement), and that Cable Company shall not challenge Lessor's right to repossess the Equipment at the end of the 90-day period referred to in Section 22 of the Master Lease Agreement.

6. agrees not to remove any of the Equipment from the Premises at any time without Lessor's express prior written consent and not to hinder Lessor's actions in enforcing or protecting its title to, interests in and rights and remedies with respect to the Equipment (subject to Section 22 of the Master Lease Agreement), and to permit Lessor, subject to Lessor's agreement not to disclose any non-public information Lessor may obtain while on the Premises, to enter onto the Premises to inspect or (subject to Section 22 of the Master Lease Agreement) to remove the Equipment therefrom, without charge, except for reimbursement for any physical damage to the Premises caused by such removal.

7. waives and disclaims any right that Cable Company may now or hereafter have, under the Operating Agreements or otherwise under applicable law, except under Section 22 of the Master Lease Agreement, to assert against any of the Equipment (and any proceeds thereof) any title or any statutory, common law, contractual or possessory lien, including, without limitation, rights of levy or distraint for rent.

This Letter shall be governed by the laws of the state of New York. This Letter may be modified or terminated only in writing signed by the party to be charged, shall be binding upon the successors and assigns of the Cable Companies and upon any successor owner or transferee of the Premises and shall inure to the benefit of the Lessor and its successors and assigns. This Letter may be executed in counterparts, and a facsimile signature to this Letter by a party shall bind such party to the same extent as the manual signature of such party. This Letter shall remain in full force and effect until all Lessee's obligations to Lessor have been paid in full and the Master Lease Agreement has been terminated.

LESSOR        GENERAL ELECTRIC CAPITAL CORPORATION       FINANCIAL COVENANTS AND
                                                         REPORTING REQUIREMENTS
                                                         ANNEX
--------------------------------------------------------------------------------
LESSEE        HIGH SPEED ACCESS CORPORATION                       AGREEMENT NO.
                                                                  [           ]
================================================================================


                          Signatures on following pages

LESSOR        GENERAL ELECTRIC CAPITAL CORPORATION       FINANCIAL COVENANTS AND
                                                         REPORTING REQUIREMENTS
                                                         ANNEX
--------------------------------------------------------------------------------
LESSEE        HIGH SPEED ACCESS CORPORATION                       AGREEMENT NO.
                                                                  [           ]
================================================================================


Executed as of              , 2000.
               -------------


                                        CHARTER CABLE OPERATING COMPANY, LLC
                                        (formerly known as Marcus Cable, Inc.)


                                        By:
                                           -----------------------------------

                                        Print Name:
                                                   ---------------------------

                                        Title:
                                               -------------------------------

                                        Attest:
                                               -------------------------------

                                        Title:
                                               -------------------------------



                                                    [CORPORATE SEAL]



                                        CHARTER COMMUNICATIONS, INC.


                                        By:
                                           -----------------------------------

                                        Print Name:
                                                   ---------------------------

                                        Title:
                                               -------------------------------

                                        Attest:
                                               -------------------------------

                                        Title:
                                               -------------------------------



                                                    [CORPORATE SEAL]



                                        VULCAN VENTURE, INCORPORATED


                                        By:
                                           -----------------------------------

                                        Print Name:
                                                   ---------------------------

                                        Title:
                                               -------------------------------

                                        Attest:
                                               -------------------------------

                                        Title:
                                               -------------------------------



                                                     [CORPORATE SEAL]

LESSOR        GENERAL ELECTRIC CAPITAL CORPORATION       FINANCIAL COVENANTS AND
                                                         REPORTING REQUIREMENTS
                                                         ANNEX
--------------------------------------------------------------------------------
LESSEE        HIGH SPEED ACCESS CORPORATION                       AGREEMENT NO.
                                                                  [           ]
================================================================================


CONSENTED BY:

HIGH SPEED ACCESS CORP.


By:
   -----------------------------------

Print Name:
           ---------------------------

Title:
       -------------------------------

Date:
     ---------------------------------

LESSOR        GENERAL ELECTRIC CAPITAL CORPORATION       FINANCIAL COVENANTS AND
                                                         REPORTING REQUIREMENTS
                                                         ANNEX
--------------------------------------------------------------------------------
LESSEE        HIGH SPEED ACCESS CORPORATION                       AGREEMENT NO.
                                                                   6885116-001
================================================================================


Contemporaneously with entering into the Agreement referenced above, Lessor and Lessee hereby agree to the following covenants in addition to those set forth in the Agreement:

1. FINANCIAL COVENANTS. (a) Lessee agrees that from the date hereof until all amounts owing to Lessor under any Lease are irrevocably paid in full, Lessee maintain at all times a maximum ratio of Total Debt to Total Contributed Equity of 2 to 1.

(b) During any Rolling Twelve Month Period ended at the Reporting Dates from such time as the Price payable under the Schedules to the Agreement exceeds $10,000,000, Lessee shall maintain the minimum consolidated EBITDA as at each such Reporting Dates as set forth in Schedule 1. Upon reaching EBITDA positive on a Rolling 12 Month Period basis, this covenant will be set at 65% of the projected EBITDA in the business plan (10 year model HAS V-5-6.xls dated 7/6/2000)

(c) From such time as the Price payable under the Schedules to the Agreement exceeds $10,000,000, Lessee shall not exceed the Maximum EBITDA Loss as at each such Reporting Dates as set forth in Schedule 1.

2. REPORTING REQUIREMENTS. Lessee agrees to furnish to Lessor the following financial reports from the date hereof until all amounts owing to Lessor under any Lease are irrevocably paid in full:

     (a) As soon as practicable, and in any event within ninety (90) days after the close of each fiscal year of Lessee, Lessee shall furnish or cause to be furnished to Lessor a [consolidated] statement of income, cash flow and retained earnings of Lessee and its Subsidiaries for such fiscal year and the [consolidated] balance sheet of Lessee and its Subsidiaries as of the close of such fiscal year, and notes to each, all in reasonable detail. The consolidated statements and balance sheet must be certified (without qualification) by independent certified public accountants selected by Lessee and reasonably satisfactory to Lessor. In addition, if requested by Lessor, Lessee shall furnish consolidating work papers for the statements of income and balance sheet of Lessee and an unaudited statement of all consolidating eliminations.

     (b) Within forty-five (45) days after the last business day of each month (other than the last month of each fiscal year), Lessee shall furnish to Lessor unaudited consolidated statements of income, cash flow and retained earnings for Lessee and its Subsidiaries for such month and for the period from the beginning of Lessee's then fiscal year to the end of such month, and an unaudited consolidated balance sheet of Lessee and its Subsidiaries of the end of such month, all in reasonable detail certified by a responsible officer of Lessee as presenting fairly the financial position of Lessee and its Subsidiaries as of the end of such month and the results of its operations and the changes in their financial position for such month.

     (c) As soon as practical, and in any event within twenty (20) days of a receipt of a request therefor, Lessee shall provide Lessor with such other information as Lessor may reasonably request concerning the business, operations, financial condition and prospects of Lessee and its Subsidiaries,

LESSOR        GENERAL ELECTRIC CAPITAL CORPORATION       FINANCIAL COVENANTS AND
                                                         REPORTING REQUIREMENTS
                                                         ANNEX
--------------------------------------------------------------------------------
LESSEE        HIGH SPEED ACCESS CORPORATION                       AGREEMENT NO.
                                                                  [           ]
================================================================================

3. GAAP. Unless otherwise noted, the compliance with all financial covenants shall be computed using GAAP and all financial statements prepared in accordance with GAAP and on a consolidated basis, applied in a manner consistent with that of the most recent audited financial statements furnished to Lessor, subject to year end audit adjustments, unless otherwise noted.

4. COMPLIANCE CERTIFICATES. Concurrently with the delivery by Lessee to Lessor of the financial reports as required by Section 2 of this Annex, Lessee shall deliver to Lessor a certificate dated as of the end of each reporting period, signed on behalf of Lessee by a responsible officer of Lessee (i) stating that as of the date thereof no Event of Default has occurred and is continuing or exists, or if an Event of Default has occurred and is continuing or exists, specifying in detail the nature and period of existence thereof and any action with respect thereto taken or contemplated to be taken by Lessee; (ii) stating that the signer has personally reviewed all Leases and that such certificate is based on an examination made by or under the supervision of the signer sufficient to assure that such certificate is accurate; and (iii) calculating and certifying Lessee's compliance with the financial covenants set forth in
Section 1 of this Annex.

LESSOR        GENERAL ELECTRIC CAPITAL CORPORATION            EQUIPMENT SCHEDULE
--------------------------------------------------------------------------------
LESSEE        HIGH SPEED ACCESS CORP.

------------------------------------------------------------------------------------------------------------------------------------
BILLING ADDRESS                                                                     ATTENTION
10300 Ormsby Park Place, Suite 405                                                  David Richardson
------------------------------------------------------------------------------------------------------------------------------------
CITY                                                              COUNTY/PROVINCE               STATE/COUNTRY              ZIP CODE
Louisville                                                        Jefferson                     KY                         40223
------------------------------------------------------------------------------------------------------------------------------------
INSTALLATION SITE                                     CITY                 COUNTY/PROVINCE         STATE/COUNTRY         ZIP CODE
See attached Installation Site List

------------------------------------------------------------------------------------------------------------------------------------
SUPPLIER NAME AND SUPPLIER AGREEMENT                                       PURCHASE OPTION               ADVANCE PAYMENT
Lucent Technologies Inc.--                                                                            N/A
General Agreement Number LNM99NMN208000  effective April 14, 2000 by and between High Speed Access Corporation and Lucent Technologies Inc.
                                                                           Fair Market Value

------------------------------------------------------------------------------------------------------------------------------------
SUPPLIER APPROVAL:  LUCENT TECHNOLOGIES, INC.                                  PAYMENT NOS.      LEASE RATE FACTOR       RENT


BY:
   -----------------------------------------------------                       ------------         ------------       ------------
TITLE:                                                                          Months 1-3            0.0011350
   -----------------------------------------------------                       ------------         ------------       ------------
DATE:                                                                           Months 4-36           0.033941
   -----------------------------------------------------                       ------------         ------------       ------------

------------------------------------------------------------------------------------------------------------------------------------
AGREEMENT NO./SCHEDULE NO.       PRICE
6885116-001                      $

-------------------------------  --------------------------------------------  ------------         ------------       ------------
DATE OF SCHEDULE                 INITIAL TERM (MONTHS)

December ______, 2000            36 months

-------------------------------  --------------------------------------------  ------------         ------------       ------------
                                 PAYMENT PERIOD

                                 [ ]  Monthly   [ ]  Other
-------------------------------  --------------------------------------------  ------------         ------------       ------------

TERMS AND CONDITIONS (THE FOLLOWING 3 PAGES CONTAIN TERMS AND CONDITIONS WHICH ARE ALSO A PART OF THIS SCHEDULE)

         The terms and conditions of the Master Lease Agreement between Lessor and Lessee referenced above are made a part of this Schedule. Lessor and Lessee hereby agree to the terms defined above and further agree as set forth herein.

         1. ADVANCE PAYMENT: In addition to the Default Reserve, Lessee shall pay to Lessor, upon the execution and delivery of this Schedule, any advance payment set forth above ("Advance Payment") in consideration of the Lessor holding funds available to purchase the Equipment and obtain the Software and as compensation for Lessor's review of Lessee's credit and document preparation and negotiation. Upon Lessor's acceptance of the Lease, the Advance Payment shall be applied to the payment of Rent as set forth above. Any Advance Payment shall be non-refundable if Lessee fails to timely provide all documentation or satisfy all conditions precedent required by this Lease. Any Advance Payment may be commingled with other funds and shall earn interest if required by law. Lessor may deduct any administrative fee permitted by applicable law from any interest earned on the Advance Payment. Any remaining interest will be applied to the payment of Rent.

         2. ACCEPTANCE: The System will be delivered to the Installation Site set forth above which is a temporary interim staging area. The Equipment and Software constituting

--------------------------------------------------------------------------------
GENERAL ELECTRIC CAPITAL CORPORATION     HIGH SPEED ACCESS CORP.


BY                                       BY
  ------------------------------------      ------------------------------------
       AUTHORIZED REPRESENTATIVE                  AUTHORIZED REPRESENTATIVE

PRINT NAME                               PRINT NAME
           ---------------------------               -------------------------

TITLE                   DATE              TITLE                 DATE
      ----------------      ----------          ---------------      ---------
--------------------------------------------------------------------------------
         the System will subsequently be moved to and installed at a number of installation sites at various locations ("Final Installation Sites"). Lessee shall not move any Equipment and/or Software from the Installation Site or install any Equipment and/or Software at a Final Installation Site without first (a) giving Lessor twenty (20) days prior written notice of the location of the applicable Final Installation Site including, without limitation, a complete description of the of Equipment and/or Software to be located at the site and the portion of the Price attributable thereto, (b) executing and delivering to Lessor any UCC financing statements required by Lessor, and (c) executing and delivering to Lessor a Landlord waiver, if the same has not previously been delivered hereunder in respect of the applicable Final Installation Site and any other document Lessor reasonably believes necessary to protect its interest in the System. The failure to comply with the foregoing provisions shall constitute an Event of Default.

         Notices shall be sent to:
         Portfolio Manager
         General Electric Capital Corporation
         10 Riverview Drive
         Danbury, CT 06810
         203-749-4530 (fax)

         Lessee agrees to irrevocably accept the System for purposes of this Lease on the later of (a) the date the System has been delivered to the Installation Site set forth above or (b) the date Lessee executes this Schedule. Lessee has requested that Lessor commence the Lease even though the System has not been installed. Lessee waives any right to terminate the Lease or to withhold Rent based on any installation and related performance issues.

         3. MAINTENANCE, USE, AND OPERATION: At all times during the Term, at its sole cost and expense, Lessee shall maintain or cause the System to be maintained in good repair, condition and working order, ordinary wear and tear excepted. Lessee shall use the System and all parts thereof for its designated purpose and in compliance with all applicable laws. Lessee shall keep the System in its possession and control. Lessee may move the System from the Final Installation Site to another site in the United States if Lessee (a) gives Lessor at least thirty (30) days prior written notice of the move including the approximate date of the move and the address of the new Installation Site, (b) executes and delivers to Lessor any UCC financing statement required by Lessor, and (c) executes and delivers to Lessor any other document Lessor believes necessary to protect its interest in the System.

         4. MAINTENANCE CONTRACT: If maintenance and/or service ("Maintenance") relative to the System being provided by the Supplier is listed as part of the Equipment and Software Listing to this Schedule, the cost of such Maintenance, ("Maintenance Price"), is included in the Price of the System and in the Rent. Lessee agrees that (a) Lessee has selected the Supplier providing the Maintenance; (b) Lessor is not responsible for providing any such Maintenance; (c) Lessor has not made any representations and warranties with respect to Maintenance, except that it will pay the Maintenance Price; (d) Lessee will pursue any claim it has relative to Maintenance against the Supplier and not Lessor; and (e) Lessee's obligations to pay Rent and other sums due under the Lease shall remain unconditional and not subject to any reduction, delay, setoff, defense or counterclaim for any reason including, without limitation, issues relative to Maintenance. Lessee or Supplier has delivered to Lessor a full and complete copy of the agreement between Lessee and the Supplier relative to Maintenance ("Maintenance Contract"). Lessee shall be responsible to pay Supplier for any Maintenance under the Maintenance Contract if the cost of such Maintenance is not included in the Maintenance Price.

         5. PERSONAL PROPERTY: The System is, and shall at all times remain, personal property even if the Equipment is affixed or attached to real property or any improvements thereon. At Lessor's request, Lessee shall, at no charge, promptly affix to the System any tags, decals, or plates furnished by Lessor indicating Lessor's interest in the System and Lessee shall not permit their removal or concealment. At Lessee's expense, Lessee shall (a) at all times keep the System free and clear of all liens and encumbrances, except those described in Section 6 and those arising through the actions of Lessor, and (b) otherwise cooperate to defend Lessor's interest in the System and to maintain the status of the System and all parts thereof as personal property. If requested by Lessor, Lessee will, at Lessee's expense, furnish a waiver of any interest in the System from any party having an interest in the real estate or building in which the System is located. Upon giving Lessee three (3) days prior written notice, Lessor may inspect the System and any related maintenance records during Lessee's normal business hours.

         6. TRUE LEASE AND SECURITY INTEREST: (a) Lessor holds title to the Equipment and the right to use the Software and Lessor shall be entitled to all tax benefits resulting therefrom, and (b) Lessee shall have no right, title or interest therein, other than possession and use as a lessee and non-exclusive sublicensee. Lessee and Lessor intend this Lease to create a true lease and not a security interest. However, in the event this Lease is determined by a court to be a lease intended as security, Lessee hereby grants to Lessor a first priority security interest in Lessee's existing and hereafter acquired right, title and interest in, to and under (i) the System, including all additions, attachments, accessions, and leased Modifications and Additions (as defined in Section 7 below) thereto, and replacements therefor, (ii) rights with respect to the Equipment and Software under the applicable Supplier Agreement or purchase orders with Lucent, and (iii) all products and proceeds of the foregoing including, without limitation, insurance proceeds, rents and all amounts payable to or received by Lessee with respect to any of the foregoing. The provisions of this Section or the filing of any financing statements with respect to this Lease shall not be deemed evidence that the parties intended to enter into other than a true lease but of an attempt to protect Lessor's rights and title.

         7. MODIFICATIONS, ADDITIONS AND ALTERATIONS: After the Commencement Date of this Lease and without notice to Lessor, Lessee may, at Lessee's expense, alter or modify any item of Equipment with an upgrade, accessory or any other equipment that meets the specifications of the System's manufacturer for use on or in connection with the System ("Modification") or with Software or other associated items or materials that meet the specifications of such manufacturer and are to be used on or in connection with such System ("Addition"). Any other modification or addition ("Alteration") shall be permitted only upon written notice to Lessor and at Lessee's expense and risk, and any such Alteration shall be removed and the System restored to its normal, unaltered condition at Lessee's expense prior to its return to Lessor. If not removed upon return of the System, any Modification or Addition shall become, without charge, the property of Lessor free and clear of all encumbrances. Restoration will include replacement of any parts removed in connection with the installation of an Alteration, Modification or Addition. Any Equipment or Software installed in connection with warranty or maintenance service or manufacturer's upgrades provided at no charge to Lessee shall be the property of Lessor.

         8. LEASES OF MODIFICATIONS AND ADDITIONS: During the Term of this Lease, at Lessee's request, Lessor may elect to lease to Lessee Modifications and Additions (as defined above) subject to the terms of this Lease. Leased Modifications and Additions are called "CSO Equipment". While the CSO Equipment shall be added to and become a part of this Lease as of the CSO Commencement Date (as defined below), the CSO Equipment Lease Addendum used to document the lease of CSO Equipment shall be assigned a separate schedule number. The lease for CSO Equipment shall expire at the same time as this Lease. The applicable Lease Rate Factor shall be Lessor's then-current Lease Rate Factor for similar transactions based upon the remaining length of the Term. The rent for CSO Equipment shall be determined by Lessor who shall adjust the then-current Rent and notify Lessee in writing of such adjustment(s), which shall be effective as of the first day of the month following the date of the notice (or the date of the notice if it is the first day of the month) ("CSO Commencement Date"). Any adjustment notice shall be added to and become a part of this Lease as of the CSO Commencement Date.

         CSO Equipment must be ordered by Lessee from a Supplier reasonably acceptable to Lessor. On the date any CSO Equipment is delivered to Lessee, Supplier shall pass title to such CSO Equipment (other than any Software which shall be licensed and/or sublicensed) directly to Lessor. Such title shall be good and marketable and free and clear of any and all liens and encumbrances of any nature except that of Lessor. Lessor shall promptly pay to Supplier the appropriate price of the CSO Equipment after the later of (a) the date the CSO Equipment is installed and functioning, or (b) Lessor's receipt of a full and complete listing of the CSO Equipment and the Supplier's invoice. No interest shall be payable by Lessor to Supplier with respect to such payment. Lessor's agreement to lease any CSO Equipment is subject to the condition that the Price payable to Supplier with respect thereto shall not exceed $100,000.00 or be less than $1,000.00, and is subject to satisfactory credit review by Lessor of Lessee's credit at the time of the CSO.

         9. RETURN OF SYSTEM: (a) At Lessor's request upon the occurrence of an Event of Default subject to compliance with Section 22 of the Agreement, or (b) if Lessee has not exercised its Purchase Option set forth in Section 10 of this Schedule at the end of the applicable Term, Lessee shall immediately return the System to Lessor. Lessee shall, at its own risk and expense, properly remove, disassemble and pack it for shipment, load it on board a carrier acceptable to Lessor, and ship the same to a destination in the continental United States specified by Lessor, freight and insurance prepaid. The returned System shall be in the same condition and operating order as existed when received, ordinary wear and tear excepted. If Lessee does not return the System to Lessor when required, Lessee shall pay to Lessor an amount equal to the then-current Rent prorated on a daily basis for each day from and including the termination or expiration date of the Lease through and including the day Lessor receives the System. Lessee shall pay to Lessor any amount reasonably necessary to place the System in good repair, condition and working order, ordinary wear and tear excepted.

         10. PURCHASE OPTION: At the expiration of the Initial Term or any Term, if Lessee has performed all terms and conditions of the Lease, except the return of the System pursuant to Section 9 herein, Lessee shall have the right to purchase Lessor's interest in all, but not less than all, of the Equipment and all leased Modifications and to receive an assignment of all, but not less than all, non-exclusive sublicenses to use the Software and Additions, if any, for the Purchase Option Price (as defined below) subject to the following terms and conditions ("Purchase Option").

         Lessee shall provide written notice to Lessor three (3) months prior to such purchase that Lessee has elected to exercise its Purchase Option. In any event, upon Lessee's exercise of its Purchase Option, Lessee shall purchase the Equipment and all leased Modifications and obtain a non-exclusive sublicense to use the associated Software and Additions AS-IS, WHERE-IS, WITH ALL FAULTS AND SUBJECT TO THE SAME DISCLAIMERS OF WARRANTIES AND LIMITATION OF DAMAGES AS SET FORTH IN THE LEASE. Lessee also shall be responsible for the payment of any sales tax or other fees in connection with Lessee's exercise of this Purchase Option. The Purchase Option Price (including sales taxes or other fees) shall be due and payable to Lessor by Lessee on or before the expiration of the applicable Term.

         Upon satisfaction by Lessee of the purchase conditions, Lessor's sole and exclusive obligations under this Purchase Option shall be to deliver to Lessee such title to such Equipment and leased Modifications such as Lessor received from the Supplier, and to assign to Lessee a non-exclusive sublicense, as described in the Supplier Agreement, to use the associated Software and Additions, free and clear of all liens, encumbrances and rights of others arising solely out of or created by Lessor's actions. Lessor's assignment of the sublicense is limited to such sublicense as Lessor can assign without incurring further cost and is subject to all applicable terms and conditions of the license and/or sublicense set forth in the Supplier Agreement.

         The Purchase Option Price shall be the installed fair market value of the System assuming it is in good repair, condition and working order, ordinary wear and tear excepted ("FMV"). The FMV shall be determined by Lessor and Lessee. If Lessor and Lessee are unable to agree, the FMV shall be determined by an independent appraiser selected by Lessor and approved by Lessee which approval shall not be unreasonably withheld or delayed. Lessee shall bear the fees of the appraiser.

         11. NOTICES: Notices, demands and other communications shall be in writing and shall be sent by hand delivery, certified mail (return receipt requested), or overnight courier service, or facsimile transmission on a business day (effective upon transmission) with a copy sent by one of the foregoing methods. Notices shall be sent to Lessee at the address or facsimile number stated in the Agreement and to Lessor at 10 Riverview Drive, Danbury, CT 06810, Attention:
         Portfolio Manager, or facsimile no. (203) 749-4530. Notices shall be effective upon the earlier of actual receipt or four days after the mailing date. Either party may substitute another address by at least 20 days' prior written notice.

LESSOR        GENERAL ELECTRIC CAPITAL CORPORATION
                                                             SUBSIDIARY GUARANTY
--------------------------------------------------------------------------------
LESSEE        HIGH SPEED ACCESS CORP.                           AGREEMENT NO.
                                                                 6885116-001

--------------------------------------------------------------------------------
GUARANTOR     DIGITAL CHAINSAW, INC.

================================================================================

         1. In consideration of the above named Lessor entering into that certain Master Lease Agreement bearing the number referenced above ("Agreement") with Lessee named above and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the undersigned Digital Chainsaw, Inc., a Florida corporation ("Guarantor"), with offices located at ___________________________ hereby guarantees the full, prompt and complete performance by Lessee of all of Lessee's Obligations pursuant to the Agreement and any Equipment Schedule entered into pursuant to the Agreement whether executed now or in the future (collectively, "Lease" whether one or more). "Obligations" shall mean the unpaid installments of rent and all other obligations, indemnities, and liabilities of the Lessee (including, without limitation, all reasonable attorneys' fees and expenses), whether direct or indirect, absolute or contingent, due or to become due, now existing or hereafter incurred, that may arise under, out of, or in connection with, the Lease and any other document made, delivered or given in connection with the Lease. Any sums due hereunder shall be payable on written demand.

         2. This is a continuing, absolute and unconditional guaranty of payment and performance, and not merely of collection or collectibility. This Guaranty shall remain in full force and effect until all Obligations are satisfied in full. Guarantor hereby waives notice of acceptance of this Guaranty and demand and notice of nonpayment and nonfulfillment of any and all of the Obligations.

         3. Without notice to Guarantor and without affecting Guarantor's liability hereunder, Lessor may, from time to time, (a) retain or obtain a security interest in any property to secure any of the Obligations, (b) retain or obtain the primary or secondary liability of any party or parties, in addition to Guarantor, with respect to any of the Obligations, and (c) release its security interest, if any, in all or any property securing any of the Obligations and permit substitution or exchange for any such property. Guarantor waives any right to require Lessor to (a) proceed against Lessee or any other party primarily or secondarily liable for any of the Obligations; (b) proceed against or exhaust any property securing any of the Obligations; or (c) pursue any other remedy in Lessor's power, which remedies shall be cumulative. Any amount received by Lessor from whatever source and applied by it toward the payment of the Obligations shall be applied in such order of application as Lessor may elect.

         4. From time to time and without notice to Guarantor, Lessor may amend or modify any term or condition of the Lease, renew, extend, accelerate or otherwise change the time for performance of the Obligations or give and make such exceptions, renewals, settlements, waivers, and compromises as it may deem proper with respect to any of the Obligations. Exceptions, renewals, settlements, waivers, and compromises made by Lessor on any one occasion with respect to any of the Obligations shall not be construed as a bar to or waiver of, any of Lessor's rights and remedies under this Guaranty with respect to any Obligations arising on any future occasions.

         5. In the event of death, incompetency, dissolution or insolvency of Lessee, or if a petition in bankruptcy be filed by or against Lessee, or if a receiver be appointed for any part of the property or assets of Lessee, or if any judgment be entered against Lessee, whether or not such event occurs at a time when any of the Obligations are otherwise due and payable, Guarantor shall pay to Lessor upon demand the full amount which would be payable hereunder by Guarantor if all Obligations, including but not limited to the remaining rent payments, were then due and payable.

         6. Guarantor unconditionally waives any circumstance whatsoever that might constitute a legal or equitable discharge, release or defense of a guarantor or surety or that might otherwise limit the liability of Guarantor. Until all Obligations shall have been satisfied in full, notwithstanding any payment made by Guarantor hereunder, Guarantor shall not be entitled by subrogation, indemnity, reimbursement, contribution, or otherwise, to any payment by Lessee or out of the property of Lessee, and agrees not to assert any such rights. Guarantor waives any benefit of, and any right to participate in, any security now or hereafter held by Lessor.

         7. Guarantor hereby represents and warrants to Lessor that all information concerning Guarantor including, without limitation, financial statements and other financial information furnished to Lessor in connection with the Lease or this Guaranty, was true, complete and accurate as of the date of delivery thereof to Lessor, and that all such information remains true, complete and accurate and there have been no material adverse changes in Guarantor's financial position as of the date hereof. In the event of any breach of Guarantor's representations and warranties herein, upon request of Lessor, Guarantor shall promptly furnish to Lessor such additional security for the performance of Guarantor's obligations as Lessor may reasonably request. Lessor may, from time to time, during the term of the Lease request Guarantor's most recent financial statements and Guarantor shall provide such statements to Lessor within ten (10) days after any receipt of a written request therefor. No merger, sale of all or substantially all assets, dissolution, recapitalization, or change in corporate control, and no assignment for the benefit of creditors will be made by Guarantor without the prior written approval of Lessor. It is not necessary for Lessor to inquire into the powers of Guarantor or its officers, directors or agents acting or purporting to act on its behalf.

         8. Until the Obligations are paid in full, Guarantor covenants and agrees to comply with and ensure the accuracy of all the agreements, covenants, and representations in the Lease relating to Guarantor. Further, Guarantor hereby represents and warrants to Lessor as follows:

                  (a) Guarantor is a duly organized corporation, validly existing and in good standing under the laws of the state of its formation. Guarantor is duly qualified to do business and is in good standing in any jurisdiction in which it is conducting business. Guarantor has all requisite right, power and authority to execute and deliver to perform its obligations under this Guaranty, and its execution, delivery and performance of this Guaranty have been duly and validly authorized by all necessary proceedings on the part of Guarantor.

                  (b) No authorization, consent, approval, license, exemption or other action by, and no legislation, qualification, declaration or filing with any Governmental Authority is or will be necessary in connection with the execution and delivery of this Guaranty, consummation of the transactions herein contemplated, performance of or compliance by

         Guarantor with the terms and conditions hereof or thereof or the legality, validity and enforceability hereof or thereof where the failure to obtain such consent could reasonably be expected to have a Material Adverse Effect.

                  (c) The execution and delivery of this Guaranty, the consummation of the transactions contemplated herein and the performance of or compliance with the terms and conditions hereof or thereof by Guarantor do not and will not (i) violate any applicable law including any rule, order, injunction, writ, decree or award; or (ii) conflict with or result in the termination of or a material breach of or a default under any governing document of Guarantor or any agreement or instrument to which Guarantor is a party or by which Guarantor or its properties is bound. No default or event that, with the giving of notice or the passage of time, would be a default, has occurred under any material agreement or instruments to which it is a party or by which its properties are bound.

         9. No delay or failure on the part of Lessor in the exercise of any right or remedy shall operate as a waiver thereof, and no single or partial exercise by Lessor of any right or remedy shall preclude other or further exercise thereof or the exercise of any right or remedy. No action of Lessor permitted hereunder shall in any way impair or affect the Guaranty.

         10. Any notice that may be given Guarantor shall be sent by mail, overnight courier service, or by facsimile transmission sent to the address or number set forth above and shall be effective when received or upon refusal to accept receipt. This Guaranty shall be binding upon Guarantor and upon the successors and assigns of Guarantor and inure to the benefit of Lessor and any successor and assign of Lessor. Without notice to or the consent of Guarantor, Lessor may assign all of its rights and interests in and under this Guaranty. Guarantor may not assign its obligations hereunder.

         11. THIS GUARANTY SHALL BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK. BOTH PARTIES WAIVE ALL RIGHTS TO A JURY TRIAL To the extent permitted by Law. Guarantor hereby submits for the benefit of Lessor to the jurisdiction of the state and federal courts in the State of New York in connection with all action and proceeding arising under or in connection with any of this Guaranty and the Leases.

         12. Wherever possible, each provision of this Guaranty shall be interpreted in such manner as to be effective and valid under applicable law, but if any provisions of this Guaranty shall be prohibited by, or invalid under, such laws, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or remaining provisions of this Guaranty. Guarantor agrees to pay any reasonable costs and expenses (including attorneys' fees and expenses) that may be incurred by Lessor in the enforcement of this Guaranty or the protection of Lessor's rights hereunder.

                                             GUARANTOR:


                                             DIGITAL CHAINSAW, INC.



                                             By:
                                                -------------------------------

                                             Print Name:
                                                        -----------------------

                                             Title:
                                                   ----------------------------

                                             Date:
                                                  -----------------------------